Exhibit 99.2
WIMC Review 1st Quarter 2011

Table of Contents

Safe Harbor Statement

Introduction

First Quarter 2011 Highlights

Balance Sheet The following table reflects a comparison of the GAAP balance sheets as of March 31, 2011 and December 31, 2010.

Balance Sheet Breakdown Net Assets The following table provides a breakdown of GAAP Net Assets between the securitized (encumbered) net assets and the unencumbered net assets.

Mortgage Portfolio The following table provides a breakout of certain balances related to the residential loan portfolio by securitization trust and by vintage category at March 31, 2011.

GAAP Income Statement The table below provides a summary of GAAP income for the three months ended March 31, 2011 and 2010.

Profitability Ratios

Non-Interest Expenses The table below provides a summary of overhead and servicing costs by function for the three months ended March 31, 2011 and 2010.

Allowance Overview

Summary Portfolio Metrics - Total Portfolio

Prepayment Speeds and Loss Severity - By Trust (1) Loss severities are calculated as the loss on sale of REO properties (including all costs through disposition) divided by the carrying value of REO. Note: Information relates to the servicing of the owned portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Portfolio Acquisitions

Static Pool Data - Cumulative Losses

Static Pool Data - Cumulative Repossessions

Static Pool Data - 90+ Delinquency

Static Pool Data - Prepayment Rates

Unencumbered Residential Loans

Total Portfolio

Unencumbered Assets

Unencumbered Legacy

Unencumbered New Pools

Securitized Assets

Trust II

Trust IV

Trust VI

Trust VII

Trust VIII

Trust X

Trust XI

Trust 2004-1

Trust 2005-1

Trust 2006-1

Trust 2010-1

Securitization Triggers

Walter INVESTMENT MANAGEMENT CORP.

WIMC Review
1st Quarter 2011

Table of Contents

Walter INVESTMENT MANAGEMENT CORP.

Safe Harbor Statement

Certain statements in this presentation and in our public documents to which we refer, contain or incorporate by reference "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as "expect," "believe," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal," "may," "should," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company's current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. These risks and uncertainties are contained in Walter Investment Management Corp.'s Annual Report on Form 10-K dated March 8, 2011, and Walter Investment Management Corp.'s other filings with the Securities and Exchange Commission.

In particular (but not by way of limitation), the following important factors and assumptions could affect our future results and could cause actual results to differ materially from those expressed in the forward-looking statements:

- local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends and developments in particular;
- the effects of a continued decline in the volume of U.S. home sales and home prices, due to adverse economic changes or otherwise;
- our ability to raise capital to make suitable qualifying investments to expand our business;
- the availability of suitable qualifying investments for any capital we are able to raise and risks associated with any such investments we may pursue;
- risks associated with expanding our business outside of our current geographic footprint and/or expanding the scope of our business to include activities not currently undertaken by our business;
- limitations imposed on our business due to our real estate investment trust, or REIT, status
- our continued qualification as a REIT for federal income tax purposes or our Board of Director's determination that it is no longer in the best interests of the Company to continue to be qualified as a REIT;
- financing sources and availability, and future interest expense;
- our ability to qualify and remain qualified as a government-sponsored entity-approved servicer or component servicer, including the ability to continue to comply with the government-sponsored entities' respective servicing guides, including any changes caused by the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- the effects of any changes to the servicing compensation structure for mortgage servicers pursuant to the programs of government-sponsored entities;
- fluctuations in interest rates and levels of mortgage prepayments;
- the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and a broader scope of operation;
- natural disasters and adverse weather conditions, especially to the extent they result in material payouts under insurance policies placed with our captive insurance subsidiary;
- changes in federal, state and local policies, laws and regulations affecting our business, including, without limitation, mortgage financing or servicing, changes to licensing requirements, and/or the rights and obligations of property owners, mortgagees and tenants; changes caused by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the status of government-sponsored entities and state, federal and foreign tax laws and accounting standards;
- the effectiveness of risk management strategies;
- unexpected losses resulting from pending, threatened or unforeseen litigation or other third party claims against us;
- the ability or willingness of Walter Energy, Inc. and other counterparties to satisfy material obligations under agreements with us;
- our continued listing on the NYSE Amex;
- uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs;
- the integration of Marix Servicing, L.L.C., or Marix, into our business, and the realization of anticipated synergies, cost savings and growth opportunities from the acquisition;
- the ability to maintain our relationships with our existing clients, particularly those of Marix following our acquisition of that business, and to establish relationships with new clients;
- future performance generally; and
- other presently unidentified factors.

All forward looking statements set forth herein are qualified by these cautionary statements and are made only as of the date hereof. We undertake no obligation to update or revise the information contained herein, including without limitation any forward-looking statements whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law.

This WIMC Review contains or references certain non-GAAP financial measures which are intended to assist in the evaluation of certain financial information provided by the Company. Information regarding non-GAAP financial measures and the reconciliation of them to GAAP measures are provided within this document.

The financial information presented is unaudited. Should any of the financial information upon which a forward-looking statement is based change upon audit, the forward-looking statement may also change.

Walter INVESTMENT MANAGEMENT CORP.

Note to Readers:

We file annual reports (on Form 10-K) and quarterly reports (on Form 10-Q) with the Securities and Exchange Commision. These filings and our earnings press releases provide information about our financial results in accordance with generally accepted accounting principles (GAAP). We urge you to review these documents, which are available through our web site, www.walterinvestment.com.

This document, called the WIMC Review, provides supplemental information about Walter Investment Management Corp (WIMC) through a discussion of many GAAP, as well as non-GAAP measures. We believe that these figures provide additional insight into WIMC's business and future prospects. In each case in which we discuss a non-GAAP measure, you will find an explanation of how it has been calculated, why we think the figure is important, and a reconciliation between the GAAP and non-GAAP figures. We hope you find the WIMC Review helpful to your understanding of our business.

First Quarter 2011 Highlights

Net Income

- $3.5 million reported net income, $0.13 diluted earnings per share (EPS).

Acquisitions

- Loan pool acquisitions - $62.8 million unpaid principal balance with a purchase price of $44.8 million.
- Acquisition of GTCS Holdings LLC (GreenTree) was announced on March 28, 2011.

Liquidity

- Purchased approximately $8.9 million of our mortgage-backed debt resulting in ann insignificant gain on extinguishment.
- $58.4 million in cash at March 31, 2011.

Balance Sheet

The following table reflects a comparison of the GAAP balance sheets as of March 31, 2011 and December 31, 2010.

(unaudited) (in thousands, except per share data)	March 31, 2011	December 31, 2010
Cash and cash equivalents	$ 58,390	$ 114,352
Restricted cash and cash equivalents	53,658	52,289
Receivables, net	2,018	2,643
Servicer advances and receivables, net	9,779	11,223
Residential loans, net	1,652,361	1,621,485
Subordinate security	1,843	1,820
Real estate owned	58,659	67,629
Deferred debt issuance costs	19,132	19,424
Deferred income tax asset, net	237	221
Other assets	3,927	4,404
Total assets	1,860,004	1,895,490
Accounts payable and other accrued liabilities	$ 32,112	$ 33,640
Dividends payable	-	13,431
Mortgage-backed debt	1,260,500	1,281,555
Servicing advance facility	-	3,254
Accrued interest	7,910	8,122
Total liabilities	1,300,522	1,340,002
Total stockholders' equity	559,482	555,488
Common stock outstanding	25,802	25,786
Book value per share	$ 21.68	$ 21.54
Debt-to-equity ratio	2.25:1	2.31:1

Walter INVESTMENT MANAGEMENT CORP.

Balance Sheet Breakdown

Net Assets

- The following table provides a breakdown of GAAP Net Assets between the securitized (encumbered) net assets and the unencumbered net assets.

(Unaudited)
($ in millions)

	March 31, 2011			December 31, 2010		
	Assets	Liabilities	Net Assets	Assets	Liabilities	Net Assets
Securitized residential loans (1)	$ 1,503.2	$ (1,268.9)	$ 234.3	$ 1,527.8	$ (1,290.1)	$ 237.7
Securitized cash	43.1		43.1	42.9		42.9
Securitized deferred debt issuance costs	19.1		19.1	19.4		19.4
Securitized real estate owned	33.6		33.6	38.2		38.2
Total securitized net assets	1,599.0	(1,268.9)	330.1	1,628.3	(1,290.1)	338.2
Unencumbered residential loans held for sale	149.1		149.1	93.7		93.7
Unencumbered real estate owned	25.1		25.1	29.4		29.4
Total unencumbered net assets	174.2	-	174.2	123.1	-	123.1
Unrestricted cash	58.4		58.4	114.4		114.4
Other (2)	28.4	(31.6)	(3.2)	29.7	(49.9)	(20.2)
Total GAAP net assets	$ 1,860.0	$ (1,300.5)	$ 559.5	$ 1,895.5	$ (1,340.0)	$ 555.5

GAAP reconciliation for March 31, 2011

(1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,260.5 million, accounts payable of $0.5 million and accrued interest of $7.9 million.

(2) Other assets in the above table consist of the following GAAP balances: restricted cash of $10.6 million, receivables of $2.0 million, servicing advances of $9.8 million, subordinated security of $1.8 million, deferred tax asset of $0.2 million, and other assets of $3.9 million. Other liabilities in the above table consist of the following GAAP balances: accounts payable and other accrued liabilities of $31.6 million.

Walter INVESTMENT MANAGEMENT CORP.

Mortgage Portfolio

The following table provides a breakout of certain balances related to the residential loan portfolio by securitization trust and by vintage category at March 31, 2011.

(Unaudited)
($ in millions)

Trust	Vintage Category – Origination Date of Outstanding Balances (includes REO financed sales): Pre 2000	2000-2005	2006-2011	Residential Loans, Net: Principal Balance	Yield Adjustment	Yield Balance	Allowance for Loan Losses	Book Value	% of Total	REO	Mortgage-Backed Debt
Hanover	$ 3.2	$ -	$ -	$ 3.2	$ -	$ 3.2	$ 0.1	$ 3.1	0.2%	$ -	$ 1.8
IV	102.5	24.7	12.7	139.9	15.4	124.5	1.0	123.5	7.5%	1.6	97.5
VI	89.9	13.1	11.7	114.7	14.5	100.2	0.8	99.4	6.0%	1.0	99.1
VII	91.4	12.1	12.3	115.8	15.0	100.8	0.8	100.0	6.1%	1.4	93.3
VIII	66.2	39.4	15.6	121.2	16.1	105.1	0.8	104.3	6.3%	2.6	99.8
X	0.9	153.4	26.1	180.4	24.8	155.6	1.2	154.4	9.3%	2.0	167.2
XI	0.0	139.6	23.2	162.8	16.2	146.6	1.2	145.4	8.8%	4.1	148.7
2004-1	0.0	140.4	26.2	166.6	7.3	159.3	1.3	158.0	9.6%	3.6	137.7
2005-1	0.0	118.7	51.0	169.7	5.2	164.5	1.6	162.9	9.9%	5.7	150.2
2006-1	0.0	9.5	166.1	175.6	6.4	169.2	1.8	167.4	10.1%	9.7	132.6
2010-1	0.7	6.0	307.1	313.8	26.4	287.4	2.6	284.8	17.2%	1.9	132.6
Securitized	$ 354.8	$ 656.9	$ 652.0	$ 1,663.7	$ 147.3	$ 1,516.4	$ 13.2	$ 1,503.2	91.0%	$ 33.6	$ 1,260.5
Unencumbered	2.1	18.9	164.5	185.5	34.6	150.9	1.8	149.1	9.0%	25.1	N/A
Total	$ 356.9	$ 675.8	$ 816.5	$ 1,849.2	$ 181.9	$ 1,667.3	$ 15.0	$ 1,652.3	100.0%	$ 58.7	$ 1,260.5
Per GAAP balance sheet				1,849.2			$ 15.0	$ 1,652.3		$ 58.7	$ 1,260.5

Walter INVESTMENT MANAGEMENT CORP.

GAAP Income Statement

The table below provides a summary of GAAP income for the three months ended March 31, 2011 and 2010.

(Unaudited) ($ in thousands)	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
Net interest income:		
Interest income	$ 41,355	$ 41,628
Less: Interest expense	20,392	21,003
Total net interest income	20,963	20,625
Less: Provision for loan losses	625	1,455
Total net interest income after provision for loan losses	20,338	19,170
Non-interest income:		
Premium revenue	2,032	2,691
Subservicing revenue and fees	2,937	-
Other income, net	699	760
Total non-interest income	5,668	3,451
Non-interest expenses:		
Claims expense	877	912
Salaries and benefits	9,139	6,981
Legal and professional	4,031	968
Occupancy	450	345
Technology and communication	988	728
Depreciation and amortization	180	91
General and administrative	3,891	2,618
Gain on debt extinguishment	0	-
Real estate owned expenses, net	2,817	1,735
Total non-interest expenses	22,373	14,378
Income before income taxes	3,633	8,243
Income tax expense	143	131
GAAP net income	$ 3,490	$ 8,112

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

Profitability Ratios



Net Interest Income & Net Interest Margin
$21.6
$21.4
$21.2
$21.0
$20.8
$20.6
$20.4
$20.2
$20.0
5.30%
5.25%
5.20%
5.15%
5.10%
5.05%
5.00%
4.95%
4.90%
4.85%
$20.6
5.00%
5.18%
$21.2
5.18%
$21.1
5.27%
$21.5
5.07%
$21.0
1Q10
2Q10
3Q10
4Q10
1Q11



Profitability Ratios
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.09%
6.69%
3.40%
10.25%
6.71%
3.54%
10.14%
6.70%
3.44%
10.14%
6.44%
3.70%
10.01%
6.42%
3.59%
1Q10
2Q10
3Q10
4Q10
1Q11
Effective Interest Income Yield
Effective Interest Expense
Net Interest Spread

Effective interest income yield, effective interest expense on mortgage-backed debt and net interest spread have been annualized.

Effective interest income yield calculated using the average residential loan balance, net of yield adjustments and gross of allowance. The average residential loan balance includes delinquent, bankrupt and foreclosure loans and excludes real estate owned.

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

Non-Interest Expenses

- The table below provides a summary of overhead and servicing costs by function for the three months ended March 31, 2011 and 2010.

Three Months Ended March 31, 2011

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Total
Servicing Operations (Direct Costs)							
Field	$ 1,776	$ -	$ 153	$ 99	$ 3	$ 498	$ 2,529
Centralized	613	96	-	5	1	225	940
Total Servicing (Direct Costs)	2,389	96	153	104	4	723	3,469
Insurance Services	152	31	5	1	-	461	650
Advisory Services	526	12	22	9	-	28	597
Marix Servicing	2,987	70	139	282	131	379	3,988
Information Technology	283	46	1	585	8	17	940
Corporate Overhead	2,802	759	130	7	37	2,253	5,988
Acquisition Charges	-	3,017	-	-	-	30	3,047
Total Overhead and Servicing Costs	$ 9,139	$ 4,031	$ 450	$ 988	$ 180	$ 3,891	$ 18,679
Claims Expense							877
Real estate owned expenses, net							2,817
Total GAAP Non-Interest Expenses							$ 22,373

Three Months Ended March 31, 2010

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Total
Servicing Operations (Direct Costs)							
Field	$ 1,869	$ -	$ 162	$ 114	$ 3	$ 422	$ 2,570
Centralized	683	105	-	5	43	220	1,056
Total Servicing (Direct Costs)	2,552	105	162	119	46	642	3,626
Insurance Services	137	30	5	1	-	451	624
Advisory Services	1,301	37	53	6	8	29	1,434
Information Technology	279	10	-	615	2	21	927
Corporate Overhead	2,712	786	125	(13)	35	1,475	5,120
Acquisition Charges	-	-	-	-	-	-	-
Total Overhead and Servicing Costs	$ 6,981	$ 968	$ 345	$ 728	$ 91	$ 2,618	$ 11,731
Claims Expense							912
Real estate owned expenses, net							1,735
Total GAAP Non-Interest Expenses							$ 14,378

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

Allowance Overview

	1Q11	4Q10	3Q10	2Q10	1Q10
Provision for loan losses	$ 0.6	$ 2.0	$ 1.4	$ 1.7	$ 1.4
Net charge-offs	$ 1.6	$ 2.3	$ 1.9	$ 2.3	$ 1.8
Real estate owned expenses, net	$ 2.8	$ 1.1	$ 1.9	$ 1.7	$ 1.7
Total charge-offs	$ 4.4	$ 3.4	$ 3.8	$ 4.0	$ 3.5
Net charge-off ratio (1)	1.07%	0.84%	0.94%	0.99%	0.86%
Allowance for loan losses	$ 14.9	$ 15.9	$ 16.3	$ 16.7	$ 17.3
Allowance for loan losses ratio (2)	0.89%	0.97%	1.00%	1.02%	1.06%

(1) The charge-off ratio is calculated as annualized charge-offs, net of recoveries,plus real estate owned expenses, net, divided by average residential loans before the allowance for loan losses. Management's calculation of the charge-off ratio incorporates an economic view which considers all costs through disposition of the REO property as a charge-off.

(2) The allowance for loan loss ratio is calculated as period end allowance for loan losses divided by period end residential loans before the allowance for loan losses.

Summary Portfolio Metrics - Total Portfolio

	1Q11	4Q10	3Q10	2Q10	1Q10
30+ delinquencies (1)	4.73%	4.68%	4.56%	4.26%	4.21%
90+ delinquencies (1)	2.92%	2.65%	2.57%	2.31%	2.89%
Foreclosures in process	2.84%	2.81%	2.70%	2.37%	2.80%
Default rate (2)	3.96%	5.63%	5.15%	6.37%	5.68%
REO aging					
0-3 months	17.78%	28.44%	29.24%	33.09%	30.47%
4-6 months	16.73%	15.83%	16.98%	13.98%	15.83%
7-9 months	14.32%	13.11%	11.48%	11.98%	12.52%
10-12 months	12.11%	8.61%	9.59%	10.08%	10.78%
over 12 months	39.06%	34.01%	32.72%	30.87%	30.39%
30+ delinquencies (1)	$ 87.2	$ 84.2	$ 80.8	$ 75.5	$ 75.4
Real estate owned	58.7	67.6	64.2	62.2	62.0
Advances - taxes, insurance and other	19.0	18.3	17.2	16.2	16.4
Non-performing assets (NPA)	$ 164.9	$ 170.1	$ 162.2	$ 153.9	$ 153.8
NPA ratio (3)	8.57%	9.11%	8.75%	8.32%	8.24%
Total residential asset portfolio (4)	$ 1,923.6	$ 1,867.7	$ 1,853.8	$ 1,850.6	$ 1,867.4
Number of accounts serviced (5)	34,880	34,842	34,520	34,700	34,724

(1) Delinquencies are defined as the percentage of principal balances outstanding which have monthly payments over 30 days past due. The calculation of delinquencies excludes from delinquent amounts those accounts that are in bankruptcy proceedings that are paying their mortgage payments in contractual compliance with bankruptcy court approved mortgage payment obligations.

(2) The default rate is calculated as the annualized balance of foreclosures for the period, divided by the average residential loans.

(3) The non-performing assets ratio is calculated as period-end non-performing assets, divided by period-end principal balance of residential loans plus fair value of REO and TIO.

(4) Total residential asset portfolio includes the principal balance of residential loans, fair value of REO and TIO.

(5) Includes REO accounts.

Walter INVESTMENT MANAGEMENT CORP.

Prepayment Speeds and Loss Severity – By Trust

	1Q11	4Q10	3Q10	2Q10	1Q10
Prepayment Speeds	2.15%	1.96%	2.63%	3.13%	2.64%
Unencumbered	0.82%	2.44%	3.51%	3.89%	2.95%
Trust IV	2.18%	3.11%	2.64%	2.98%	2.76%
Trust VI	1.67%	2.14%	1.94%	2.45%	2.30%
Trust VII	1.82%	1.89%	3.31%	1.55%	2.68%
Trust VIII	2.06%	2.34%	2.20%	3.46%	1.82%
Trust X	1.37%	2.27%	1.39%	3.70%	1.85%
Trust XI	1.57%	1.73%	1.84%	2.35%	1.57%
Trust 2004-1	2.15%	2.16%	3.97%	3.57%	5.26%
Trust 2005-1	1.39%	1.43%	1.65%	2.24%	1.94%
Trust 2006-1	2.39%	2.39%	2.47%	3.05%	2.73%
Trust 2010-1	0.22%	0.10%	-	-	-
Loss Severity (1)	16.30%	14.42%	16.86%	14.30%	11.85%
Unencumbered	19.65%	16.80%	15.97%	17.86%	15.38%
Trust IV	13.71%	5.11%	3.36%	5.20%	2.61%
Trust VI	7.76%	8.31%	3.71%	-3.01%	7.53%
Trust VII	2.66%	14.42%	10.24%	12.22%	8.46%
Trust VIII	10.86%	15.91%	10.16%	-0.71%	4.23%
Trust X	7.46%	5.72%	8.15%	8.25%	7.28%
Trust XI	18.44%	14.29%	14.38%	10.92%	8.87%
Trust 2004-1	7.33%	8.68%	9.87%	10.30%	5.11%
Trust 2005-1	12.89%	14.58%	17.02%	12.53%	14.09%
Trust 2006-1	25.43%	19.50%	35.67%	23.55%	17.92%
Trust 2010-1	-	-	-	-	-

(1) Loss severities are calculated as the loss on sale of REO properties (including all costs through disposition) divided by the carrying value of REO.

Note: Information relates to the servicing of the owned portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Walter INVESTMENT MANAGEMENT CORP.

Portfolio Acquisitions

Geographic distribution of acquired portfolio



FL
20%
AZ
5%
NC
5%
NY
4%
TX
32%
Other
34%

87% fixed rate mortgages



ARMs
13%
Fixed
87%

Principal balance of loans purchased (in millions)	$	162.7
Proceeds from equity raise/securitization used to purchase pools (in millions)	$	116.3
Purchase price		71.5%

	2010 Acquisitions at Time of Purchase		2011 Acquisitions at Time of Purchase		2010 & 2011 Acquisitions at March 31, 2011
Number of residential loans in the ten pools acquired		1,498		464	1,911
Average loan size	$	66,725	$	135,260	$ 82,125
Weighted average coupon		8.4%		6.8%	7.7%
Weighted average seasoning		39 months		54	49 months
30+ days delinquent		13.6%		23.6%	11.6% (1)
90+ days delinquent		0.2%		0.0%	3.2%
Modification %		30.8%		48.0%	38.4%
Weighted average current FICO		597		591	587
Effective LTV (based on purchase price)		76.2%		77.1%	74.6%
Real estate owned (units)		-		-	10
Real estate owned ($)	$	-	$	-	$ 423,550

(1) For the nine pools being serviced by the Company at March 31, 2011, the delinquency rate was 8.5%.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data - Cumulative Losses



Cumulative Losses as a % of Initial Balance
Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, & Unencumbered
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0
50
100
150
Months Since Issuance As of 03/31/2011
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered

Initial balances for WIMC unencumbered and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII and X, initial balances are based on initial economic balance. Economic balance, as defined in the trust agreements, is the present value of the scheduled remaining monthly payments.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data – Cumulative Repossessions


Cumulative Foreclosures as a % of Initial Balance
Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, & Unencumbered
30.00%
27.50%
25.00%
22.50%
20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
0
25
50
75
100
125
150
175
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered

Initial balances for WIMC unpledged and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII and X, initial balances are based on initial economic balance. Economic balance, as defined in the trust agreements, is the present value of the scheduled remaining monthly payments.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data – 90+ Delinquency



Historical 90+ Days Delinquency Rates
Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1, 2005-1,2006-1, 2010-1 & Unencumbered
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1
21
41
61
81
101
121
141
161
181
Months Since Issuance
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered
Trust 2010-1

Delinquency rates for WIMC unencumbered and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on outstanding principal balance. Delinquency rates for Trusts II, IV, VI, VII, VIII and X are based on gross balance, as reported historically. Gross balances include unearned interest.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data - Prepayment Rates


1-Month CPR As of 03/31/2011
Mid-State Trusts IV, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, & Unencumbered
25%
20%
15%
10%
5%
0%
-5%
Jan-02
Aug-02
Mar-03
Oct-03
May-04
Dec-04
Jul-05
Feb-06
Sep-06
Apr-07
Nov-07
Jun-08
Jan-09
Aug-09
Mar-10
Oct-10
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
2004-1
2005-1
2006-1
Unencumbered
2010-1

Walter INVESTMENT MANAGEMENT CORP.

Unencumbered Residential Loans

($ in millions)	1Q11	4Q10	3Q10	2Q10	1Q10	4Q09
Ending balance (principal balance):						
Legacy unencumbered loans	$ 28.3	$ 25.0	$ 348.5	$ 355.0	$ 360.5	$ 365.8
Newly acquired unencumbered loans	$ 157.2	$ 96.3	$ 42.4	$ 13.3	-	-
Total unencumbered portfolio	$ 185.5	$ 121.3	$ 390.9	$ 368.3	$ 360.5	$ 365.8
Weighted average LTV:						
Legacy unencumbered loans	92.4%	89.9%	87.0%	88.0%	88.0%	88.0%
Newly acquired unencumbered loans	83.3%	81.1%	80.0%	83.0%	-	-
Total unencumbered portfolio	84.7%	82.9%	87.0%	88.0%	88.0%	88.0%
Weighted average FICO:						
Legacy unencumbered loans	549	539	571	566	566	566
Newly acquired unencumbered loans	586	581	589	582	-	-
Total unencumbered portfolio	581	573	573	567	566	566

Walter INVESTMENT MANAGEMENT CORP.

Total Portfolio

Portfolio Characteristics - Total Residential Loan Portfolio (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	1,845,935,537	1,800,021,014	1,772,642,003	1,772,211,609	1,789,034,453	1,815,762,981
Security Type						
ARM	40,842,027	35,194,594	25,443,234	20,224,020	22,230,426	23,122,743
Fixed	1,805,093,510	1,764,826,421	1,747,198,769	1,751,987,589	1,766,804,020	1,792,640,238
Total	1,845,935,537	1,800,021,014	1,772,642,003	1,772,211,609	1,789,034,453	1,815,762,981
Underlying Loan Characteristics						
Number of Loans	33,971	33,801	33,525	33,719	33,730	34,205
Total Principal Balance	1,845,935,537	1,800,021,014	1,772,642,003	1,772,211,609	1,789,034,453	1,815,762,981
Average Loan Size	54,339	53,253	52,875	52,558	53,040	53,085
Year 2011 Origination	2%					
Year 2010 Origination	4%	4%	3%	2%	1%	0%
Year 2009 Origination	3%	3%	4%	3%	3%	3%
Year 2008 Origination	9%	8%	9%	7%	7%	7%
Year 2007 Origination	16%	14%	13%	13%	13%	13%
Year 2006 Origination	10%	11%	11%	12%	12%	12%
Year 2005 Origination	7%	8%	8%	8%	8%	9%
Year 2004 Origination and Earlier	49%	51%	53%	54%	55%	56%
State						
TX	35%	35%	35%	35%	34%	34%
MS	14%	15%	15%	15%	15%	15%
AL	8%	8%	8%	9%	9%	9%
LA	6%	6%	6%	6%	7%	7%
FL	7%	7%	6%	6%	6%	6%
SC	6%	6%	6%	6%	6%	6%
Other States	24%	24%	23%	23%	23%	23%
Current Delinquency Status						
Current	95%	95%	95%	96%	96%	95%
30	1%	2%	1%	1%	1%	1%
60	1%	0%	1%	1%	0%	1%
90	0%	0%	0%	0%	0%	1%
120+	3%	2%	2%	2%	3%	3%
Loan Status						
Active	91%	91%	91%	91%	90%	90%
Bankruptcy	6%	6%	7%	7%	7%	7%
Foreclosure	3%	3%	3%	2%	3%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	909	1,041	995	981	994	1,031
$	50,659,240	67,704,505	64,351,958	62,174,952	61,951,119	63,123,756
0-3 months	18%	28%	29%	33%	30%	30%
4-6 months	17%	16%	17%	14%	16%	18%
7-9 months	14%	13%	11%	12%	13%	14%
10-12 months	12%	9%	10%	10%	11%	10%
over 12 months	39%	34%	33%	31%	30%	28%
Weighted Average Original LTV	89%	89%	89%	89%	89%	89%
Original LTV 0-70	2%	2%	1%	1%	2%	2%
Original LTV 70.01 - 80	5%	4%	3%	3%	3%	3%
Original LTV 80.01 - 90	64%	66%	71%	70%	71%	70%
Original LTV 90.01 - 100	29%	28%	25%	25%	25%	25%
Weighted Average FICO	585	584	584	580	580	580
FICO <=600	55%	55%	55%	57%	57%	56%
FICO 601 - 640	14%	14%	14%	14%	13%	13%
FICO 641 - 680	10%	9%	9%	8%	8%	8%
FICO 681 - 720	5%	5%	5%	5%	5%	5%
FICO 721 - 760	3%	3%	3%	3%	3%	3%
FICO 761 - 800	2%	2%	2%	2%	2%	2%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown*	10%	11%	11%	10%	10%	11%
New Sale/Resale Customer						
New Sale	82%	82%	82%	82%	83%	84%

*Principal Balance excludes loans owned by Hanover

*For those residential loans in the portfolio prior to electronic tracking of original LTVs, the maximum LTV was 90%, or 10% equity. Thus, these residential loans have been included in the 80.01 to 90.00 LTV category.

Walter INVESTMENT MANAGEMENT CORP.

Unencumbered Assets

Portfolio Characteristics - Total Unencumbered Residential Loans (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	185,338,171	121,328,245	390,944,524	368,339,701	360,543,367	365,796,685
Security Type						
ARM	22,111,835	16,722,295	6,982,549	1,159,917	1,321,946	1,452,215
Fixed	163,226,336	104,605,951	383,961,974	367,179,785	359,221,420	364,344,470
Total	185,338,171	121,328,245	390,944,524	368,339,701	360,543,367	365,796,685
Underlying Loan Characteristics						
Number of Loans	2,217	1,721	4,379	4,150	3,676	3,703
Total Principal Balance	185,338,171	121,328,245	390,944,524	368,339,701	360,543,367	365,796,685
Average Loan Size	83,599	70,499	89,277	88,757	98,080	98,784
Year 2011 Origination	6%					
Year 2010 Origination	0%	4%	4%	3%	2%	0%
Year 2009 Origination	5%	7%	6%	5%	4%	4%
Year 2008 Origination	15%	25%	33%	29%	28%	28%
Year 2007 Origination	49%	47%	53%	54%	57%	58%
Year 2006 Origination	13%	10%	2%	7%	7%	7%
Year 2005 Origination	3%	2%	0%	0%	0%	0%
Year 2004 Origination and Earlier	8%	5%	2%	2%	2%	2%
State						
TX	33%	36%	37%	36%	34%	34%
MS	3%	3%	12%	12%	13%	13%
AL	2%	2%	9%	10%	10%	10%
LA	3%	3%	7%	8%	8%	8%
FL	18%	19%	10%	9%	9%	9%
SC	3%	3%	6%	6%	6%	6%
Other States	37%	34%	19%	19%	20%	20%
Current Delinquency Status						
Current	85%	79%	92%	92%	92%	91%
30	5%	8%	2%	2%	2%	2%
60	2%	1%	1%	1%	1%	2%
90	1%	1%	1%	1%	1%	1%
120+	7%	11%	4%	4%	5%	5%
Loan Status						
Active	90%	84%	88%	88%	87%	87%
Bankruptcy	3%	4%	7%	8%	8%	7%
Foreclosure	6%	11%	5%	4%	5%	6%
Litigation	0%	1%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	309	359	348	344	335	271
$	25,103,606	29,461,530	28,305,198	26,963,416	25,283,901	21,960,855
0-3 months	11%	24%	25%	30%	26%	34%
4-6 months	16%	16%	18%	16%	17%	17%
7-9 months	15%	15%	13%	12%	15%	17%
10-12 months	15%	9%	9%	11%	13%	10%
over 12 months	43%	36%	35%	32%	29%	23%
Weighted Average Original LTV	85%	83%	87%	88%	88%	88%
Original LTV: 0-70	10%	10%	3%	4%	4%	4%
Original LTV: 70.01 - 80	26%	22%	6%	6%	7%	7%
Original LTV: 80.01 - 90	41%	52%	51%	46%	45%	44%
Original LTV: 90.01 - 100	23%	16%	40%	44%	45%	46%
Weighted Average FICO	581	573	573	567	566	566
FICO: <=600	60%	65%	61%	63%	63%	63%
FICO: 601 - 640	15%	11%	13%	12%	11%	11%
FICO: 641 - 680	11%	8%	8%	7%	7%	7%
FICO: 681 - 720	7%	7%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	2%	2%	2%	2%
FICO: 761 - 800	1%	1%	2%	2%	2%	2%
FICO: >=801	0%	0%	1%	1%	1%	1%
Unknown	3%	4%	8%	9%	9%	9%
New Sale/Resale Customer						
New Sale	93%	95%	90%	91%	93%	94%
Resale	7%	5%	10%	9%	7%	6%

Walter INVESTMENT MANAGEMENT CORP.

Unencumbered Legacy

Portfolio Characteristics - Legacy Unencumbered Residential Loans (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	28,172,689	25,030,430	348,526,263	355,005,374	360,543,367	365,796,685
Security Type						
ARM	131,402	402,163	1,158,284	1,159,917	1,321,946	1,452,215
Fixed	28,041,287	24,628,267	347,367,979	353,845,457	359,221,420	364,344,470
Total	28,172,689	25,030,430	348,526,263	355,005,374	360,543,367	365,796,685
Underlying Loan Characteristics						
Number of Loans	310	261	3,626	3,660	3,676	3,703
Total Principal Balance	28,172,689	25,030,430	348,526,263	355,005,374	360,543,367	365,796,685
Average Loan Size	90,880	95,902	96,119	96,996	98,080	98,784
Year 2011 Origination	41%					
Year 2010 Origination	1%	19%	5%	3%	2%	0%
Year 2009 Origination	4%	3%	4%	4%	4%	4%
Year 2008 Origination	26%	35%	31%	28%	29%	29%
Year 2007 Origination	25%	37%	55%	56%	57%	58%
Year 2006 Origination	1%	3%	2%	7%	7%	7%
Year 2005 Origination	1%	0%	0%	0%	0%	0%
Year 2004 Origination and Earlier	2%	3%	2%	2%	2%	2%
State						
TX	42%	33%	35%	34%	34%	34%
MS	8%	9%	13%	13%	13%	13%
AL	8%	8%	10%	10%	10%	10%
LA	6%	7%	8%	8%	8%	8%
FL	9%	10%	9%	9%	9%	9%
SC	7%	8%	7%	7%	6%	6%
Other States	20%	25%	19%	19%	20%	20%
Current Delinquency Status						
Current	66%	46%	92%	92%	92%	91%
30	2%	2%	2%	2%	2%	2%
60	0%	0%	1%	1%	1%	2%
90	1%	1%	1%	1%	1%	1%
120+	31%	51%	4%	4%	5%	5%
Loan Status						
Active	54%	32%	87%	87%	87%	87%
Bankruptcy	16%	19%	8%	8%	8%	7%
Foreclosure	28%	47%	5%	4%	5%	6%
Litigation	2%	3%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	300	349	344	344	335	271
$	24,751,275	29,100,260	28,199,504	26,963,416	25,283,901	21,960,855
0-3 months	11%	24%	25%	30%	26%	34%
4-6 months	15%	16%	18%	16%	17%	17%
7-9 months	15%	15%	13%	12%	15%	17%
10-12 months	15%	9%	9%	11%	13%	10%
over 12 months	44%	36%	35%	32%	29%	23%
Weighted Average Original LTV	92%	90%	87%	88%	88%	88%
Original LTV: 0-70	1%	1%	4%	4%	4%	4%
Original LTV: 70.01 - 80	3%	5%	6%	7%	7%	7%
Original LTV: 80.01 - 90	40%	50%	39%	44%	45%	44%
Original LTV: 90.01 - 100	56%	44%	51%	46%	45%	46%
Weighted Average FICO	549	539	571	566	566	566
FICO: <=600	75%	75%	62%	63%	63%	63%
FICO: 601 - 640	12%	9%	13%	11%	11%	11%
FICO: 641 - 680	2%	1%	8%	7%	7%	7%
FICO: 681 - 720	1%	1%	4%	5%	5%	5%
FICO: 721 - 760	0%	0%	2%	2%	2%	2%
FICO: 761 - 800	1%	0%	2%	2%	2%	2%
FICO: >=801	0%	0%	1%	1%	1%	1%
Unknown	10%	13%	8%	9%	9%	9%
New Sale/Resale Customer						
New Sale	56%	76%	89%	90%	93%	94%
Resale	44%	24%	11%	10%	7%	6%

Walter INVESTMENT MANAGEMENT CORP.

Unencumbered New Pools

Portfolio Characteristics - 2010 Acquisitions of Unencumbered Residential Loans (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2
Principal Value	157,165,482	96,297,815	42,418,261	13,334,328
Security Type				
ARM	21,980,432	16,320,132	5,824,265	-
Fixed	135,185,049	79,977,683	36,593,996	13,334,328
Total	157,165,482	96,297,815	42,418,261	13,334,328
Underlying Loan Characteristics				
Number of Loans	1,907	1,460	753	490
Total Principal Balance	157,165,482	96,297,815	42,418,261	13,334,328
Average Loan Size	82,415	65,957	56,332	27,213
Year 2011 Orignation	0			
Year 2010 Origination	0%	0%	0%	0%
Year 2009 Origination	5%	6%	18%	27%
Year 2008 Origination	13%	23%	48%	50%
Year 2007 Origination	54%	49%	33%	17%
Year 2006 Origination	15%	12%	2%	7%
Year 2005 Origination	4%	3%	0%	0%
Year 2004 Origination and Earlier	9%	6%	0%	0%
State				
TX	32%	36%		
MS	2%	1%		
AL	1%	1%		
LA	3%	3%		
FL	20%	22%		
SC	3%	2%		
Other States	40%	36%		
Current Delinquency Status				
Current	88%	88%	96%	93%
30	6%	9%	1%	5%
60	3%	1%	1%	2%
90	1%	1%	0%	1%
120+	2%	1%	1%	0%
Loan Status				
Active	97%	98%	98%	100%
Bankruptcy	1%	0%	0%	0%
Foreclosure	2%	2%	2%	0%
Litigation	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%
Real Estate Owned				
# of Accounts	9	10	4	-
$	352,331	361,270	105,694	-
0-3 months	21%	88%	100%	0%
4-6 months	63%	12%	0%	0%
7-9 months	15%	0%	0%	0%
10-12 months	0%	0%	0%	0%
over 12 months	0%	0%	0%	0%
Weighted Average Original LTV	83.3%	81.1%	80.0%	83%
Original LTV: 0-70	12%	12%	11%	4%
Original LTV: 70.01 - 80	30%	27%	28%	20%
Original LTV: 80.01 - 90	41%	53%	60%	63%
Original LTV: 90.01 - 100	17%	8%	2%	13%
Weighted Average FICO	566	581	569	582
FICO: <=600	40%	62%	52%	61%
FICO: 601 - 640	10%	12%	15%	20%
FICO: 641 - 680	9%	10%	17%	9%
FICO: 681 - 720	6%	9%	9%	6%
FICO: 721 - 760	2%	4%	2%	1%
FICO: 761 - 800	0%	1%	0%	1%
FICO: >=801	0%	0%	0%	0%
Unknown	31%	2%	6%	3%
New Sale/Resale Customer				
New Sale	100%	100%	100%	100%
Resale	0%	0%	0%	0%

Walter INVESTMENT MANAGEMENT CORP.

Securitized Assets

Portfolio Characteristics - Residential Loans in Securitization Trusts (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	1,660,597,366	1,678,692,769	1,381,697,479	1,403,871,908	1,428,491,086	1,449,966,296
Security Type						
ARM	17,930,192	18,472,299	18,460,684	19,064,103	20,908,479	21,670,528
Fixed	1,642,667,174	1,660,220,470	1,363,236,795	1,384,807,804	1,407,582,607	1,428,295,768
Total	1,660,597,366	1,678,692,769	1,381,697,479	1,403,871,908	1,428,491,086	1,449,966,296
Underlying Loan Characteristics						
Number of Loans	31,754	32,080	29,146	29,569	30,054	30,502
Total Principal Balance	1,660,597,366	1,678,692,769	1,381,697,479	1,403,871,908	1,428,491,086	1,449,966,296
Average Loan Size	52,296	52,328	47,406	47,478	47,531	47,537
Year 2011 Origination	2%					
Year 2010 Origination	4%	4%	3%	2%	1%	0%
Year 2009 Origination	3%	3%	3%	3%	3%	3%
Year 2008 Origination	8%	7%	2%	2%	2%	2%
Year 2007 Origination	12%	12%	2%	2%	2%	2%
Year 2006 Origination	10%	11%	13%	13%	13%	13%
Year 2005 Origination	8%	8%	10%	10%	11%	11%
Year 2004 Origination and Earlier	53%	55%	67%	68%	69%	69%
State						
TX	35%	35%	34%	34%	34%	34%
MS	16%	16%	16%	16%	16%	16%
AL	9%	9%	8%	8%	8%	8%
LA	6%	6%	6%	6%	6%	6%
FL	6%	6%	5%	5%	5%	5%
SC	6%	6%	6%	6%	6%	6%
Other States	27%	27%	24%	24%	24%	24%
Current Delinquency Status						
Current	96%	96%	96%	97%	97%	96%
30	1%	1%	1%	1%	1%	1%
60	0%	0%	1%	0%	0%	1%
90	0%	0%	0%	0%	0%	0%
120+	2%	2%	2%	2%	2%	2%
Loan Status						
Active	91%	91%	91%	91%	91%	91%
Bankruptcy	6%	7%	6%	7%	7%	7%
Foreclosure	2%	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	600	682	647	637	659	760
$	33,555,642	38,243,055	35,948,996	35,211,542	36,667,217	41,162,901
0-3 months	27%	32%	33%	36%	33%	35%
4-6 months	17%	16%	16%	13%	15%	15%
7-9 months	14%	12%	10%	12%	11%	12%
10-12 months	10%	8%	10%	9%	9%	10%
over 12 months	36%	32%	31%	30%	31%	28%
Weighted Average Original LTV	90%	90%	89%	89%	89%	89%
Original LTV: 0-70	1%	1%	1%	1%	1%	1%
Original LTV: 70.01 - 80	3%	3%	2%	2%	2%	2%
Original LTV: 80.01 - 90	66%	67%	77%	77%	77%	77%
Original LTV: 90.01 - 100	30%	29%	20%	20%	20%	20%
Weighted Average FICO	585	585	587	584	584	583
FICO: <=600	55%	54%	53%	55%	55%	55%
FICO: 601 - 640	14%	14%	14%	14%	14%	14%
FICO: 641 - 680	9%	9%	9%	9%	9%	9%
FICO: 681 - 720	5%	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	3%	3%	3%	3%
FICO: 761 - 800	2%	2%	3%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%	1%
Unknown	11%	11%	12%	11%	11%	11%
New Sale/Resale Customer						
New Sale	80%	81%	80%	80%	81%	82%
Resale	20%	19%	20%	20%	19%	18%

Walter INVESTMENT MANAGEMENT CORP.

Trust II

Portfolio Characteristics - Trust II (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	19,546,027	20,342,827	21,531,128	22,517,569	23,653,886	24,777,221
Security Type						
ARM	-	-	-	-	-	-
Fixed	19,546,027	20,342,827	21,531,128	22,517,569	23,653,886	24,777,221
Total	19,546,027	20,342,827	21,531,128	22,517,569	23,653,886	24,777,221
Underlying Loan Characteristics						
Number of Loans	1,553	1,633	1,709	1,795	1,882	1,976
Total Principal Balance	19,546,027	20,342,827	21,531,128	22,517,569	23,653,886	24,777,221
Average Loan Size	12,587	12,457	12,599	12,545	12,568	12,539
Year 2011 Origination	1%					
Year 2010 Origination	2%	2%	2%	1%	1%	0%
Year 2009 Origination	3%	2%	2%	2%	2%	2%
Year 2008 Origination	2%	2%	2%	2%	2%	2%
Year 2007 Origination	2%	2%	2%	2%	2%	2%
Year 2006 Origination	3%	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	86%	87%	87%	88%	89%	90%
State						
TX	47%	47%	47%	46%	46%	46%
MS	10%	10%	10%	10%	11%	11%
AL	8%	8%	8%	8%	8%	7%
LA	4%	4%	4%	4%	4%	4%
FL	6%	6%	6%	5%	5%	5%
SC	5%	5%	5%	5%	5%	5%
Other States	20%	20%	20%	21%	21%	21%
Current Delinquency Status						
Current	97%	97%	97%	98%	98%	97%
30	1%	0%	1%	1%	0%	1%
60	0%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	1%	0%
120+	2%	2%	1%	1%	1%	2%
Loan Status						
Active	95%	95%	95%	95%	95%	96%
Bankruptcy	3%	3%	3%	3%	3%	3%
Foreclosure	2%	2%	2%	2%	2%	1%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	16	19	17	15	13	15
$	279,623	515,398	374,834	336,808	253,644	342,466
0-3 months	23%	36%	42%	60%	51%	41%
4-6 months	15%	18%	11%	10%	3%	14%
7-9 months	14%	8%	15%	2%	19%	5%
10-12 months	14%	14%	8%	4%	10%	5%
over 12 months	34%	24%	25%	23%	18%	36%
Weighted Average Original LTV	96%	95%	95%	95%	95%	95%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	85%	87%	90%	90%	91%	90%
Original LTV: 90.01 - 100	14%	13%	9%	9%	9%	9%
Weighted Average FICO	591	592	591	589	589	590
FICO: <=600	48%	47%	48%	50%	49%	49%
FICO: 601 - 640	15%	15%	15%	14%	14%	14%
FICO: 641 - 680	9%	9%	9%	8%	8%	8%
FICO: 681 - 720	5%	5%	5%	6%	6%	6%
FICO: 721 - 760	2%	3%	3%	3%	3%	3%
FICO: 761 - 800	2%	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%	1%
Unknown	18%	19%	18%	16%	16%	16%
New Sale/Resale Customer						
New Sale	0%	0%	0%	0%	1%	1%
Resale	100%	100%	100%	100%	99%	99%

Walter INVESTMENT MANAGEMENT CORP.

Trust IV

Portfolio Characteristics - Trust IV (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	120,337,677	124,337,437	128,021,851	132,268,358	136,768,868	140,831,516
Security Type						
ARM	-	-	-	-	-	-
Fixed	120,337,677	124,337,437	128,021,851	132,268,358	136,768,868	140,831,516
Total	120,337,677	124,337,437	128,021,851	132,268,358	136,768,868	140,831,516
Underlying Loan Characteristics						
Number of Loans	5,325	5,476	5,624	5,779	5,951	6,104
Total Principal Balance	120,337,677	124,337,437	128,021,851	132,268,358	136,768,868	140,831,516
Average Loan Size	22,599	22,706	22,763	22,888	22,983	23,072
Year 2011 Origination	1%					
Year 2010 Origination	2%	3%	2%	1%	1%	0%
Year 2009 Origination	1%	2%	2%	2%	2%	2%
Year 2008 Origination	1%	1%	1%	1%	1%	1%
Year 2007 Origination	1%	1%	1%	1%	1%	1%
Year 2006 Origination	1%	1%	1%	1%	1%	1%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	90%	91%	91%	92%	92%	93%
State						
TX	22%	22%	22%	22%	22%	22%
MS	19%	19%	19%	18%	19%	18%
AL	12%	13%	13%	13%	12%	13%
LA	6%	6%	6%	6%	6%	6%
FL	9%	9%	9%	9%	9%	9%
SC	0%	0%	0%	0%	0%	0%
Other States	33%	33%	33%	33%	33%	33%
Current Delinquency Status						
Current	98%	98%	98%	98%	98%	97%
30	1%	1%	1%	1%	0%	1%
60	0%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	1%	1%	1%	1%	1%
Loan Status						
Active	94%	94%	94%	93%	93%	93%
Bankruptcy	5%	5%	5%	6%	6%	6%
Foreclosure	1%	1%	1%	1%	1%	1%
Litigation	0%	0%	0%	0%	0%	0%
Total Fee Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	53	51	52	51	54	61
$	1,261,676	1,462,229	1,455,621	1,410,384	1,521,132	1,680,109
0-3 months	39%	35%	42%	34%	37%	49%
4-6 months	15%	16%	11%	12%	17%	8%
7-9 months	7%	6%	9%	14%	11%	6%
10-12 months	4%	7%	8%	6%	7%	5%
over 12 months	35%	36%	30%	35%	28%	33%
Weighted Average Original LTV	90%	87%	90%	90%	90%	90%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	90%	90%	93%	93%	93%	93%
Original LTV: 90.01 - 100	10%	10%	7%	7%	7%	7%
Weighted Average FICO	597	597	595	593	594	594
FICO: <=600	45%	45%	46%	47%	47%	47%
FICO: 601 - 640	14%	14%	13%	14%	14%	14%
FICO: 641 - 680	10%	10%	10%	10%	10%	10%
FICO: 681 - 720	6%	6%	5%	5%	6%	6%
FICO: 721 - 760	3%	3%	3%	3%	4%	4%
FICO: 761 - 800	3%	3%	3%	3%	3%	3%
FICO: >=801	1%	1%	1%	1%	1%	1%
Unknown	18%	18%	17%	16%	16%	16%
New Sale/Resale Customer						
New Sale	64%	64%	65%	65%	66%	66%
Resale	36%	36%	35%	35%	34%	34%

Walter INVESTMENT MANAGEMENT CORP.

Trust VI

Portfolio Characteristics - Trust VI (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	114,617,387	116,433,919	118,634,635	120,987,703	123,136,165	125,115,206
Security Type						
ARM	-	-	-	-	-	-
Fixed	114,617,387	116,433,919	118,634,635	120,987,703	123,136,165	125,115,206
Total	114,617,387	116,433,919	118,634,635	120,987,703	123,136,165	125,115,206
Underlying Loan Characteristics						
Number of Loans	3,418	3,443	3,476	3,512	3,547	3,581
Total Principal Balance	114,617,387	116,433,919	118,634,635	120,987,703	123,136,165	125,115,206
Average Loan Size	33,533	33,818	34,130	34,450	34,716	34,939
Year 2011 Origination	1%					
Year 2010 Origination	3%	3%	2%	2%	1%	0%
Year 2009 Origination	2%	2%	2%	2%	2%	2%
Year 2008 Origination	1%	1%	1%	1%	1%	2%
Year 2007 Origination	1%	1%	1%	1%	1%	1%
Year 2006 Origination	2%	2%	2%	2%	2%	2%
Year 2005 Origination	1%	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	88%	90%	90%	91%	91%	92%
State						
TX	21%	21%	21%	21%	21%	21%
MS	18%	18%	18%	18%	18%	18%
AL	10%	10%	10%	10%	10%	10%
LA	6%	6%	6%	6%	6%	6%
FL	6%	6%	6%	6%	6%	6%
SC	11%	11%	11%	11%	11%	11%
Other States	27%	27%	27%	28%	28%	28%
Current Delinquency Status						
Current	98%	98%	98%	98%	97%	97%
30	0%	1%	1%	1%	1%	1%
60	0%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	1%	1%	1%	2%	1%
Loan Status						
Active	94%	94%	94%	94%	94%	94%
Bankruptcy	5%	4%	4%	4%	4%	4%
Foreclosure	1%	1%	1%	1%	2%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	30	41	43	39	44	53
$	964,391	1,548,731	1,586,725	1,384,770	1,429,224	1,820,750
0-3 months	20%	28%	48%	40%	30%	28%
4-6 months	14%	30%	16%	4%	10%	18%
7-9 months	27%	15%	0%	7%	14%	10%
10-12 months	11%	0%	4%	12%	11%	6%
over 12 months	29%	27%	31%	38%	36%	38%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	89%	89%	92%	92%	92%	92%
Original LTV: 90.01 - 100	11%	11%	8%	8%	8%	8%
Weighted Average FICO	587	587	586	583	583	584
FICO <=600	47%	47%	48%	49%	48%	48%
FICO 601 - 640	14%	14%	13%	15%	15%	15%
FICO 641 - 680	12%	12%	11%	12%	11%	12%
FICO 681 - 720	6%	6%	6%	5%	5%	5%
FICO 721 - 760	3%	3%	3%	3%	3%	3%
FICO 761 - 800	3%	3%	3%	3%	3%	3%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	15%	15%	15%	13%	13%	13%
New Sale/Resale Customer						
New Sale	74%	74%	75%	75%	75%	76%
Resale	26%	26%	25%	25%	25%	24%

Walter INVESTMENT MANAGEMENT CORP.

Portfolio Characteristics - Trust VII
(Unaudited)

	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	115,846,374	116,853,955	118,591,726	120,540,209	122,506,464	124,766,766
Security Type						
ARM	-	-	-	-	-	-
Fixed	115,846,374	116,853,955	118,591,726	120,540,209	122,506,464	124,766,766
Total	115,846,374	116,853,955	118,591,726	120,540,209	122,506,464	124,766,766
Underlying Loan Characteristics						
Number of Loans	2,655	2,658	2,679	2,703	2,722	2,748
Total Principal Balance	115,846,374	116,853,955	118,591,726	120,540,209	122,506,464	124,766,766
Average Loan Size	43,633	43,963	44,267	44,596	45,006	45,381
Year 2011 Origination	1%					
Year 2010 Origination	2%	2%	2%	1%	1%	0%
Year 2009 Origination	2%	3%	3%	3%	3%	3%
Year 2008 Origination	2%	2%	2%	2%	2%	2%
Year 2007 Origination	1%	1%	2%	2%	2%	2%
Year 2006 Origination	2%	1%	1%	1%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	88%	89%	89%	89%	90%	90%
State						
TX	26%	26%	26%	27%	27%	26%
MS	18%	18%	18%	18%	17%	18%
AL	10%	10%	10%	10%	10%	10%
LA	6%	6%	6%	6%	6%	6%
FL	5%	5%	5%	5%	5%	5%
SC	5%	5%	5%	5%	5%	5%
Other States	30%	30%	30%	30%	30%	30%
Current Delinquency Status						
Current	98%	98%	98%	98%	97%	97%
30	0%	1%	1%	1%	1%	1%
60	0%	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	1%	1%	1%	1%	2%
Loan Status						
Active	94%	94%	94%	94%	93%	93%
Bankruptcy	4%	5%	5%	5%	5%	6%
Foreclosure	2%	1%	2%	1%	2%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	39	50	47	51	54	51
$	1,436,321	2,012,714	1,979,884	2,112,118	2,141,214	1,967,366
0-3 months	21%	36%	29%	35%	46%	48%
4-6 months	16%	16%	20%	21%	12%	17%
7-9 months	9%	16%	11%	7%	11%	6%
10-12 months	14%	6%	6%	10%	4%	6%
over 12 months	39%	32%	34%	28%	27%	23%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV 0-70	0%	0%	0%	0%	0%	0%
Original LTV 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV 80.01 - 90	87%	88%	91%	91%	91%	91%
Original LTV 90.01 - 100	12%	12%	9%	9%	9%	9%
Weighted Average FICO	589	590	590	587	587	587
FICO <=620	51%	51%	50%	52%	52%	52%
FICO 621 - 640	14%	14%	14%	14%	14%	14%
FICO 641 - 680	10%	10%	10%	10%	10%	10%
FICO 681 - 720	5%	5%	5%	5%	5%	5%
FICO 721 - 760	3%	3%	2%	2%	2%	2%
FICO 761 - 800	3%	3%	3%	3%	3%	3%
FICO >=801	1%	1%	1%	1%	1%	1%
Unknown	14%	14%	14%	13%	13%	13%
New Sale/Resale Customer						
New Sale	78%	79%	79%	80%	80%	80%
Resale	22%	21%	21%	20%	20%	20%

Walter INVESTMENT MANAGEMENT CORP.

Portfolio Characteristics - Trust VIII (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	121,147,777	122,929,737	125,335,471	127,497,721	130,665,651	132,039,322
Security Type						
ARM	-	-	-	-	-	-
Fixed	121,147,777	122,929,737	125,335,471	127,497,721	130,665,651	132,039,322
Total	121,147,777	122,929,737	125,335,471	127,497,721	130,665,651	132,039,322
Underlying Loan Characteristics						
Number of Loans	2,894	2,917	2,956	2,984	3,044	3,096
Total Principal Balance	121,147,777	122,929,737	125,335,471	127,497,721	130,665,651	132,039,322
Average Loan Size	41,862	42,143	42,400	42,727	42,926	42,640
Year 2011 Origination	1%					
Year 2010 Origination	3%	3%	2%	2%	1%	0%
Year 2009 Origination	3%	2%	3%	3%	3%	3%
Year 2008 Origination	2%	2%	2%	2%	2%	2%
Year 2007 Origination	2%	2%	2%	2%	3%	2%
Year 2006 Origination	2%	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	85%	87%	87%	87%	88%	89%
State						
TX	20%	20%	20%	20%	20%	20%
MS	19%	19%	19%	19%	19%	19%
AL	9%	9%	9%	9%	9%	9%
LA	6%	6%	6%	6%	6%	6%
FL	4%	5%	5%	5%	5%	5%
SC	6%	6%	5%	5%	5%	5%
Other States	28%	28%	28%	28%	29%	29%
Current Delinquency Status						
Current	98%	97%	97%	98%	97%	96%
30	0%	1%	1%	1%	1%	1%
60	0%	0%	1%	0%	0%	0%
90	0%	0%	0%	0%	0%	0%
120+	1%	2%	1%	1%	2%	2%
Loan Status						
Active	93%	92%	91%	92%	91%	91%
Bankruptcy	6%	6%	6%	7%	7%	7%
Foreclosure	2%	2%	2%	2%	3%	2%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	64	69	60	56	49	62
$	2,594,130	3,126,007	2,329,056	2,677,575	2,007,119	2,758,940
0-3 months	28%	31%	26%	39%	22%	43%
4-6 months	20%	11%	24%	6%	10%	14%
7-9 months	9%	21%	6%	15%	6%	20%
10-12 months	14%	3%	11%	3%	20%	2%
over 12 months	28%	35%	33%	37%	33%	21%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	85%	86%	89%	88%	89%	89%
Original LTV: 90.01 - 100	15%	14%	11%	12%	11%	11%
Weighted Average FICO	585	585	585	581	581	581
FICO: <=600	53%	52%	53%	55%	55%	55%
FICO: 601 - 640	14%	14%	14%	13%	13%	13%
FICO: 641 - 680	9%	9%	9%	9%	9%	9%
FICO: 681 - 720	4%	4%	5%	5%	5%	5%
FICO: 721 - 760	2%	2%	2%	2%	2%	2%
FICO: 761 - 800	2%	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%	1%
Unknown	15%	15%	14%	13%	13%	13%
New Sale/Resale Customer						
New Sale	74%	75%	75%	75%	75%	76%
Resale	26%	25%	25%	25%	25%	24%

Walter INVESTMENT MANAGEMENT CORP.

Portfolio Characteristics - Trust X (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	180,372,032	182,039,045	184,531,550	186,505,510	189,606,151	192,646,621
Security Type						
ARM	-	-	-	-	-	-
Fixed	180,372,032	182,039,045	184,531,550	186,505,510	189,606,151	192,646,621
Total	180,372,032	182,039,045	184,531,550	186,505,510	189,606,151	192,646,621
Underlying Loan Characteristics						
Number of Loans	3,112	3,124	3,150	3,169	3,200	3,230
Total Principal Balance	180,372,032	182,039,045	184,531,550	186,505,510	189,606,151	192,646,621
Average Loan Size	57,960	58,273	58,581	58,853	59,254	59,643
Year 2011 Origination	1%					
Year 2010 Origination	3%	3%	2%	2%	1%	0%
Year 2009 Origination	3%	4%	4%	4%	4%	4%
Year 2008 Origination	2%	2%	2%	2%	3%	3%
Year 2007 Origination	2%	3%	3%	3%	3%	3%
Year 2006 Origination	2%	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	83%	84%	85%	85%	86%	86%
State						
TX	39%	39%	39%	39%	39%	39%
MS	10%	10%	10%	10%	10%	10%
AL	7%	7%	7%	7%	7%	7%
LA	7%	7%	7%	7%	7%	7%
FL	4%	4%	4%	4%	4%	4%
SC	6%	7%	6%	6%	6%	6%
Other States	25%	25%	25%	25%	25%	26%
Current Delinquency Status						
Current	97%	97%	97%	97%	97%	96%
30	1%	1%	1%	1%	1%	1%
60	0%	0%	0%	0%	0%	1%
90	0%	0%	0%	0%	0%	0%
120+	2%	1%	1%	1%	2%	2%
Loan Status						
Active	90%	90%	90%	91%	91%	89%
Bankruptcy	7%	8%	8%	8%	8%	8%
Foreclosure	2%	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	46	58	45	43	42	100
$	2,030,157	2,302,076	2,076,964	1,963,127	2,033,796	4,520,731
0-3 months	37%	47%	38%	56%	83%	32%
4-6 months	27%	16%	21%	33%	17%	28%
7-9 months	12%	10%	28%	11%	0%	11%
10-12 months	3%	17%	13%	0%	0%	0%
over 12 months	21%	10%	0%	0%	0%	29%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	84%	84%	88%	88%	88%	88%
Original LTV: 90.01 - 100	16%	16%	12%	12%	12%	12%
Weighted Average FICO	578	579	579	576	576	576
FICO: <=600	55%	55%	54%	58%	58%	58%
FICO: 601 - 640	15%	15%	16%	15%	15%	15%
FICO: 641 - 680	9%	9%	9%	8%	8%	8%
FICO: 681 - 720	3%	3%	4%	3%	4%	4%
FICO: 721 - 760	2%	2%	2%	2%	2%	2%
FICO: 761 - 800	2%	2%	2%	1%	1%	1%
FICO: >=801	1%	1%	0%	1%	0%	0%
Unknown	13%	14%	13%	12%	12%	12%
New Sale/Resale Customer						
New Sale	79%	80%	80%	81%	81%	81%
Resale	21%	20%	20%	19%	19%	19%

Walter INVESTMENT MANAGEMENT CORP.

Trust XI

Portfolio Characteristics - Trust XI (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	162,838,449	164,129,789	165,730,296	167,659,814	170,880,300	172,245,314
Security Type						
ARM	-	-	-	-	-	-
Fixed	162,838,449	164,129,789	165,730,296	167,659,814	170,880,300	172,245,314
Total	162,838,449	164,129,789	165,730,296	167,659,814	170,880,300	172,245,314
Underlying Loan Characteristics						
Number of Loans	2,642	2,646	2,661	2,681	2,711	2,718
Total Principal Balance	162,838,449	164,129,789	165,730,296	167,659,814	170,880,300	172,245,314
Average Loan Size	61,635	62,029	62,281	62,536	63,032	63,372
Year 2011 Origination	2%					
Year 2010 Origination	3%	3%	3%	2%	1%	0%
Year 2009 Origination	3%	3%	3%	3%	3%	4%
Year 2008 Origination	2%	2%	2%	2%	3%	3%
Year 2007 Origination	2%	3%	3%	3%	3%	3%
Year 2006 Origination	2%	2%	2%	2%	2%	2%
Year 2005 Origination	1%	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	84%	86%	86%	87%	87%	87%
State						
TX	38%	39%	39%	38%	38%	38%
MS	17%	17%	17%	17%	17%	17%
AL	8%	8%	8%	8%	8%	8%
LA	7%	7%	7%	7%	7%	7%
FL	4%	4%	4%	4%	4%	4%
SC	5%	5%	5%	5%	5%	5%
Other States	21%	21%	21%	21%	20%	20%
Current Delinquency Status						
Current	96.6%	96.2%	96.0%	96.5%	96.7%	96.0%
30	1%	1%	1%	1%	1%	1%
60	0%	0%	1%	1%	0%	1%
90	0%	1%	0%	0%	0%	0%
120+	2%	2%	2%	1%	2%	2%
Loan Status						
Active	91%	90%	90%	90%	90%	89%
Bankruptcy	7%	7%	7%	8%	8%	8%
Foreclosure	2%	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	81	87	87	83	84	90
$	4,086,068	4,626,625	4,660,563	4,475,136	4,340,548	4,478,443
0-3 months	21%	33%	38%	37%	36%	39%
4-6 months	16%	17%	11%	12%	12%	16%
7-9 months	14%	9%	12%	13%	12%	8%
10-12 months	6%	13%	8%	11%	6%	11%
over 12 months	43%	28%	30%	27%	35%	26%
Weighted Average Original LTV	97%	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	85%	86%	90%	89%	90%	89%
Original LTV: 90.01 - 100	15%	14%	10%	11%	10%	11%
Weighted Average FICO	582	582	581	577	577	577
FICO: <=600	56%	56%	56%	58%	58%	58%
FICO: 601 - 640	14%	14%	14%	15%	15%	15%
FICO: 641 - 680	8%	8%	9%	8%	8%	8%
FICO: 681 - 720	5%	5%	5%	4%	4%	4%
FICO: 721 - 760	3%	3%	3%	2%	2%	2%
FICO: 761 - 800	2%	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%	1%
Unknown	11%	11%	11%	10%	10%	10%
New Sale/Resale Customer						
New Sale	83%	84%	85%	85%	85%	86%
Resale	17%	16%	15%	15%	15%	14%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2004-1

Portfolio Characteristics - Trust 2004-1
(Unaudited)

	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	166,659,155	167,414,385	169,490,511	172,282,873	173,852,854	176,683,990
Security Type						
ARM	762,243	764,870	767,064	769,450	815,296	817,808
Fixed	165,896,913	166,649,515	168,723,447	171,513,423	173,037,558	175,866,182
Total	166,659,155	167,414,385	169,490,511	172,282,873	173,852,854	176,683,990
Underlying Loan Characteristics						
Number of Loans	2,576	2,580	2,602	2,631	2,652	2,681
Total Principal Balance	166,659,155	167,414,385	169,490,511	172,282,873	173,852,854	176,683,990
Average Loan Size	64,697	64,889	65,139	65,482	65,555	65,902
Year 2011 Origination	2%					
Year 2010 Origination	5%	5%	4%	3%	2%	0%
Year 2009 Origination	2%	3%	3%	4%	4%	4%
Year 2008 Origination	2%	2%	2%	2%	2%	2%
Year 2007 Origination	1%	1%	1%	1%	1%	1%
Year 2006 Origination	3%	3%	3%	3%	3%	3%
Year 2005 Origination	1%	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	84%	85%	85%	86%	87%	89%
State						
TX	50%	50%	49%	49%	49%	49%
MS	14%	14%	14%	13%	13%	13%
AL	7%	6%	6%	6%	6%	7%
LA	5%	5%	5%	5%	5%	5%
FL	4%	4%	4%	4%	4%	4%
SC	4%	4%	4%	4%	4%	4%
Other States	17%	17%	17%	18%	18%	18%
Current Delinquency Status						
Current	97%	97%	96%	97%	97%	96%
30	1%	1%	2%	1%	1%	1%
60	0%	0%	0%	1%	0%	1%
90	0%	0%	0%	0%	0%	0%
120+	1%	2%	2%	1%	2%	2%
Loan Status						
Active	92%	92%	92%	92%	92%	91%
Bankruptcy	5%	6%	6%	6%	6%	6%
Foreclosure	2%	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	63	80	74	70	76	76
$	3,577,867	4,652,796	4,284,505	4,003,661	4,656,595	4,716,821
0-3 months	23%	41%	52%	51%	42%	32%
4-6 months	24%	25%	17%	9%	11%	18%
7-9 months	19%	10%	6%	7%	11%	15%
10-12 months	12%	6%	6%	6%	7%	13%
over 12 months	22%	18%	19%	27%	29%	23%
Weighted Average Original LTV	93%	93%	92%	92%	92%	92%
Original LTV: 0-70	0%	0%	0%	0%	0%	1%
Original LTV: 70.01 - 80	2%	2%	2%	2%	2%	2%
Original LTV: 80.01 - 90	74%	75%	80%	80%	81%	80%
Original LTV: 90.01 - 100	23%	22%	18%	18%	17%	18%
Weighted Average FICO	592	592	592	589	589	590
FICO: <=600	54%	53%	54%	55%	55%	55%
FICO: 601 - 640	15%	15%	14%	14%	14%	14%
FICO: 641 - 680	11%	11%	11%	9%	10%	10%
FICO: 681 - 720	5%	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	3%	4%	4%	4%
FICO: 761 - 800	3%	4%	4%	4%	4%	4%
FICO: >=801	1%	1%	2%	1%	1%	2%
Unknown	7%	8%	7%	8%	8%	8%
New Sale/Resale Customer						
New Sale	83%	85%	85%	86%	87%	89%
Resale	17%	15%	15%	14%	13%	11%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2005-1

Portfolio Characteristics - Trust 2005-1 (Unaudited)	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	169,752,131	170,034,776	171,030,606	172,496,592	175,193,469	176,998,537
Security Type						
ARM	3,152,940	3,167,145	3,102,299	3,196,199	3,522,097	3,887,838
Fixed	166,599,292	166,867,631	167,856,307	169,300,392	171,671,372	173,111,349
Total	169,752,131	170,034,776	171,030,606	172,496,592	175,193,469	176,998,537
Underlying Loan Characteristics						
Number of Loans	2,283	2,276	2,294	2,292	2,318	2,330
Total Principal Balance	169,752,131	170,034,776	171,030,606	172,496,592	175,193,469	176,998,537
Average Loan Size	74,355	74,708	74,556	75,260	75,580	75,965
Year 2011 Origination	2%					
Year 2010 Origination	4%	5%	4%	3%	2%	0%
Year 2009 Origination	4%	4%	4%	4%	4%	4%
Year 2008 Origination	1%	2%	2%	2%	2%	3%
Year 2007 Origination	1%	1%	1%	1%	1%	1%
Year 2006 Origination	17%	7%	7%	7%	7%	7%
Year 2005 Origination	62%	65%	65%	65%	65%	66%
Year 2004 Origination and Earlier	8%	17%	17%	18%	19%	19%
State						
TX	43%	43%	42%	42%	42%	42%
MS	14%	14%	14%	14%	14%	14%
AL	8%	8%	8%	8%	8%	8%
LA	6%	6%	6%	6%	6%	6%
FL	3%	3%	3%	3%	3%	3%
SC	6%	6%	6%	6%	6%	6%
Other States	20%	20%	20%	20%	21%	21%
Current Delinquency Status						
Current	96%	96%	96%	96%	96%	94%
30	1%	1%	1%	1%	1%	1%
60	0%	1%	1%	1%	0%	1%
90	0%	0%	0%	1%	1%	1%
120+	3%	2%	2%	2%	2%	3%
Loan Status						
Active	90%	90%	90%	90%	90%	89%
Bankruptcy	7%	7%	7%	7%	7%	7%
Foreclosure	3%	3%	2%	2%	3%	3%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	75	91	96	100	92	92
$	5,775,672	6,632,541	6,701,427	6,691,209	6,204,433	6,206,531
0-3 months	11%	21%	23%	37%	41%	30%
4-6 months	14%	14%	21%	17%	16%	21%
7-9 months	14%	17%	13%	11%	15%	11%
10-12 months	16%	10%	12%	12%	8%	10%
over 12 months	45%	37%	31%	22%	20%	28%
Weighted Average Original LTV	90%	90%	90%	90%	90%	90%
Original LTV: 0-70	2%	2%	2%	2%	2%	2%
Original LTV: 70.01 - 80	4%	4%	4%	4%	4%	4%
Original LTV: 80.01 - 90	32%	32%	37%	36%	37%	35%
Original LTV: 90.01 - 100	62%	62%	57%	57%	57%	58%
Weighted Average FICO	587	588	586	581	581	581
FICO: <=600	57%	57%	57%	59%	59%	59%
FICO: 601 - 640	13%	13%	14%	14%	13%	13%
FICO: 641 - 680	9%	9%	9%	7%	7%	7%
FICO: 681 - 720	5%	5%	5%	6%	6%	6%
FICO: 721 - 760	3%	3%	3%	3%	4%	3%
FICO: 761 - 800	3%	3%	3%	3%	3%	3%
FICO: >=801	1%	1%	1%	1%	1%	1%
Unknown	0%	0%	0%	7%	7%	7%
New Sale/Resale Customer						
New Sale	86%	87%	88%	89%	89%	91%
Resale	14%	13%	12%	11%	11%	9%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2006-1

Portfolio Characteristics - Trust 2006-1
(Unaudited)

	2011 Q1	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	175,658,898	175,437,217	178,791,688	181,132,551	181,747,258	183,443,356
Security Type						
ARM	13,357,235	13,881,036	14,511,321	15,098,454	16,571,087	16,964,883
Fixed	162,301,664	161,556,181	164,280,366	166,034,096	165,176,172	166,478,473
Total	175,658,898	175,437,217	178,791,688	181,132,551	181,747,258	183,443,356
Underlying Loan Characteristics						
Number of Loans	1,992	1,980	2,005	2,023	2,019	2,030
Total Principal Balance	175,658,898	175,437,217	178,791,688	181,132,551	181,747,258	183,443,356
Average Loan Size	88,182	88,605	89,173	89,537	90,018	90,366
Year 2011 Origination	3%					
Year 2010 Origination	6%	6%	5%	4%	2%	0%
Year 2009 Origination	2%	3%	4%	3%	3%	3%
Year 2008 Origination	1%	2%	2%	2%	2%	2%
Year 2007 Origination	18%	16%	15%	16%	17%	18%
Year 2006 Origination	64%	68%	68%	68%	66%	68%
Year 2005 Origination	5%	6%	6%	9%	10%	9%
Year 2004 Origination and Earlier	0%	0%	0%	0%	0%	0%
State						
TX	36%	35%	35%	35%	34%	34%
MS	12%	12%	12%	12%	12%	12%
AL	7%	6%	6%	7%	7%	7%
LA	7%	7%	7%	7%	7%	8%
FL	8%	8%	8%	8%	8%	8%
SC	7%	7%	7%	7%	7%	7%
Other States	23%	23%	23%	23%	24%	24%
Current Delinquency Status						
Current	94%	94%	94%	94%	95%	92%
30	1%	2%	1%	1%	1%	1%
60	0%	0%	1%	1%	0%	1%
90	0%	1%	1%	0%	0%	1%
120+	4%	3%	4%	3%	4%	5%
Loan Status						
Active	88%	89%	88%	88%	88%	88%
Bankruptcy	7%	8%	8%	8%	8%	7%
Foreclosure	4%	3%	4%	4%	4%	5%
Litigation	0%	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%	0%
Real Estate Owned						
# of Accounts	110	138	126	129	151	160
$	9,664,330	11,058,758	9,999,416	10,158,674	11,991,712	12,662,744
0-3 months	14%	27%	27%	24%	18%	31%
4-6 months	15%	14%	11%	9%	17%	10%
7-9 months	15%	8%	9%	15%	11%	14%
10-12 months	10%	8%	12%	12%	13%	12%
over 12 months	46%	43%	41%	40%	41%	33%
Weighted Average Original LTV	88%	88%	87%	87%	87%	87%
Original LTV 0-70	4%	4%	4%	4%	5%	5%
Original LTV 70.01 - 80	9%	9%	9%	9%	9%	9%
Original LTV 80.01 - 90	44%	45%	49%	48%	49%	48%
Original LTV 90.01 - 100	43%	42%	37%	38%	37%	38%
Weighted Average FICO	587	587	587	583	583	583
FICO: <=600	57%	56%	56%	59%	58%	58%
FICO: 601 - 640	13%	13%	14%	13%	13%	13%
FICO: 641 - 680	10%	9%	9%	7%	7%	7%
FICO: 681 - 720	4%	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	3%	4%	3%	3%
FICO: 761 - 800	2%	2%	2%	2%	2%	2%
FICO: >=801	2%	2%	2%	1%	1%	1%
Unknown	9%	10%	10%	9%	9%	9%
New Sale/Resale Customer						
New Sale	87%	89%	90%	91%	93%	95%
Resale	13%	11%	10%	9%	7%	5%

Walter INVESTMENT MANAGEMENT CORP.

Portfolio Characteristics - Trust 2010-1 (Unaudited)	2011 Q1	2010 Q4
Principal Value	313,820,459	318,739,681
Security Type		
ARM	657,866	659,248
Fixed	313,162,592	318,080,433
Total	313,820,459	318,739,681
Underlying Loan Characteristics		
Number of Loans	3,304	3,347
Total Principal Balance	313,820,459	318,739,681
Average Loan Size	94,982	95,231
Year 2011 Origination	0%	
Year 2010 Origination	6%	6%
Year 2009 Origination	5%	4%
Year 2008 Origination	36%	30%
Year 2007 Origination	48%	56%
Year 2006 Origination	2%	2%
Year 2005 Origination	0%	0%
Year 2004 Origination and Earlier	2%	2%
State		
TX	35%	35%
MS	13%	13%
AL	10%	10%
LA	8%	8%
FL	9%	9%
SC	7%	6%
Other States	18%	18%
Current Delinquency Status		
Current	95%	96%
30	1%	1%
60	1%	1%
90	1%	1%
120+	2%	1%
Loan Status		
Active	88%	91%
Bankruptcy	8%	7%
Foreclosure	3%	2%
Litigation	0%	0%
Total Fire Loss	0%	0%
Real Estate Owned		
# of Accounts	23	6
$	1,925,408	423,500
0-3 months	83%	100%
4-6 months	17%	0%
7-9 months	0%	0%
10-12 months	0%	0%
over 12 months	0%	0%
Weighted Average Original LTV	89%	89%
Original LTV: 0-70	4%	4%
Original LTV: 70.01 - 80	7%	7%
Original LTV: 80.01 - 90	39%	39%
Original LTV: 90.01 - 100	50%	50%
Weighted Average FICO	574	574
FICO: <=600	62%	61%
FICO: 601 - 640	13%	13%
FICO: 641 - 680	8%	8%
FICO: 681 - 720	4%	4%
FICO: 721 - 760	3%	2%
FICO: 761 - 800	2%	2%
FICO: >=801	1%	1%
Unknown	8%	8%
New Sale/Resale Customer		
New Sale	88%	88%
Resale	12%	12%

Securitization Triggers

	Key Securitization Trust Triggers							Trust Cash Releases ($ in millions)	
Securitization Triggers	Trust Agreement Date	Delinquency Trigger	March 31, 2011 Delinquency	March 31, 2010 Delinquency	Loss Trigger	March 31, 2011 Losses	March 31, 2010 Losses	QTD	YTD
Trust IV	March 1, 1995	N/A			10.00%	4.26%	4.21%	$ 0.4	$ 0.4
Trust VI	March 1, 1997	8.00%	1.54%	2.01%	8.00%	5.02%	4.94%	0.2	0.2
Trust VII	November 19, 1998	8.50%	1.94%	1.71%	1.50%	0.62%	0.96%	1.1	1.1
Trust VIII	April 12, 2000	8.50%	1.77%	2.88%	1.50%	1.32%	0.61%	0.6	0.6
Trust X	October 31, 2001	8.00%	2.35%	2.23%	8.00%	6.82%	6.69%	2.0	2.0
Trust XI	June 26, 2003	8.75%	2.60%	2.18%	7.25%	5.03%	4.46%	0.8	0.8
Trust 2004-1	July 13, 2004	8.00%	5.20%	6.03%	5.50%	2.59%	2.16%	1.0	1.0
Trust 2005-1	November 22, 2005	8.00%	7.42%	8.12%	4.75%	2.65%	2.06%	0.6	0.6
Trust 2006-1	October 27, 2006	8.00%	11.35%	13.24%	5.25%	4.35%	2.65%	-	-
Trust 2010-1	November 30, 2010	10.50%	4.30%	N/A	5.50%	0.00%	N/A	3.5	3.5
Unencumbered								3.0	3.0
Total								$ 13.2	$ 13.2

Note: The trust cash releases noted above represent the cash flows of the beneficial interest of each Trust as well as the unencumbered portfolio which excludes servicing fees earned by the Company. Please refer to indenture and all other securitization documents for further details on covenants and servicer requirements.